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                                                                    Exhibit 99.1


Exhibit 99.1 Investor Presentation dated January 31, 2001


Slide 1

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Waters

[Photograph of Waters Corporation headquarters in Milford, MA]


Slide 2

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Cautionary Statement

Certain statements contained in this presentation, including references to the Registrant's strategy and operating and financial profile, are forward looking. These statements are subject to various risks and uncertainties, many of which are outside the control of the Registrant, including (i) changes in relevant portions of the analytical instrument marketplace as a result of economic or regulatory influences, (ii) general changes in the economy or marketplace including currency fluctuations, in particular with regard to the Eurocurrency,
(iii) changes in the competitive marketplace, including new products or pricing changes by the Registrant's competitors, (iv) the ability of the Registrant to generate increased sales and profitability from new product introductions, as well as additional risk factors set forth in the Registrant's Form 10-K for its fiscal year ended December 31, 1999. Actual results could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Registrant may make, whether because of these factors or for other reasons. The Registrant does not assume any obligations to update any forward-looking statement.


Slide 3

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         Overview

         - Worldwide leader in three market segments, representing $4.0 billion of the $18 billion Analytical Instrument Industry.

         - Experiencing strong growth from new product pipeline and accelerating market performance

         - Rapidly growing market need for drug discovery and life science tools

         -        Strong financial performance


Slide 4

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[Picture of HPLC system]

         Waters Strategy

         Focus on high value added laboratory analytical technologies

         -        Current Portfolio
                  -        HPLC
                  -        Mass Spectrometry
                  -        Thermal Analysis

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Slide 5

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Current Served Market

[Pie chart:

Life Science 70%
All Other 30%]

         -        Life Science (Drug Discovery, Drug Development & Quality
                  Control)
                  -        Genomics
                  -        Proteomics
                  -        High-Throughput Drug Discovery
                  -        University & Government Component


Slide 6

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Recent Financial Performance*

[Sales graph:

Sales ($ in Millions)

Compound Growth: 19%

1996 - $391
1997 - $465 (+19%)
1998 - $619 (+33%)
1999 - $704 (+14%)
2000 - $795 (+13%)]


[EPS graph:

EPS ($ in millions)

Compound Growth: 34%

1996 - $0.35
1997 - $0.48 (+37%)
1998 - $0.70 (+46%)
1999 - $0.92 (+31%)
2000 - $1.14 (+24%)]

* Note: EPS excludes nonrecurring items

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Slide 7

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1999 Business Portfolio - Approximate Mix

[Pie chart:

HPLC 65%
Mass Spectrometry 25%
Thermal Analysis 10%]


Slide 8

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Competitive Position - 1999 Total Market $4.0B (a)

[Pie chart:

HPLC Market Size - $2.5 Billion
Growth Rate - 8%

Waters 19%
Agilent 12%
Hitachi 5%
Dionex 5%
Shimadzu 6%
All Others 53%]

[Pie chart:

Mass Spectrometry Market Size - $1.0 Billion (b)
Growth Rate - 15%

Waters/Micromass 23%
Finnigan/Thermoquest 23%
PE/Sciex 20%
Agilent 9%
Shimadzu 5%
All Others 20%]

(a)   Based on Strategic Directions International with certain adjustments
(b)   w/o GC/MS

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Slide 9

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         Growth Strategy

         Driven by...

         -        Biopharmaceutical Investments
                  -        Drug Discovery
                  -        Genomics
                  -        Proteomics

         -        New Products

         -        Regulatory Standards Worldwide (FDA, EPA. Etc.)

         -        Emerging International Markets

         -        Pressure by Customers to Increase Productivity

         -        Acquisitions


Slide 10

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         Growth Strategy

         Competitive Advantages

         -        Market Leading Position in HPLC, MS and TA

         -        Technology Leader

         -        Strong New Product Pipeline

         -        Worldwide Sales and Support

         -        Global Brands and Reputation


Slide 11

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         Growth Strategy

         New Product Introductions

         -        Waters ZQ - TM                                           2000

         -        Millennium32 - Registered Trademark -
                  Version 3.3 Featuring ZQ Control                         2001

         -        New Prep LC Systems                                      2001

         -        Quattro MICRO - TM                                       2001

         -        Q-Tof MICRO - TM                                         2001

         -        Q-Tof ULTIMA - TM                                        2001

         -        M@LDI - HT - TM                                          2001

         -        MassLynx - 4.0 - TM                                      2001

         -        New Fraction Lynx - TM - Autopurification Systems        2001

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Slide 12

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         Future Growth Opportunities

         -        Proteomics

         -        Capillary Scale HPLC

         -        SNP Discovery and Genotyping


Slide 13

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Financial Review

[Picture of worldwide currencies]


Slide 14

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Sales Growth is Strong ($ in millions)

[Sales graph:

Sales

Compound Growth: 19%

Year ended 1996 - $391
Year ended 1997 - $465 (+19%)
Year ended 1998 - $619 (+33%)
Year ended 1999 - $704 (+14%)
Year ended 2000 - $795 (+13%)]

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Slide 15

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Operating Income Growth is Stronger ($ in millions)*

[Operating Income graph:

Compound Growth: 31%

Year ended 1996 - $71
Year ended 1997 - $93 (+30%)
Year ended 1998 - $136 (+47%)
Year ended 1999 - $177 (+29%)
Year ended 2000 - $211 (+19%)]

* Note: Excludes nonrecurring items


Slide 16

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Operating Margins Increasing*

[Operating Margins graph:

Operating Margin

Year ended 1996 - 18.2%
Year ended 1997 - 19.9%
Year ended 1998 - 22.0%
Year ended 1999 - 25.1%
Year ended 2000 - 26.5%

* Note: Excludes nonrecurring items


Slide 17

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EPS Growth is Strong*

[EPS graph:

Compound Growth: 34%

Year ended 1996 - $0.35
Year ended 1997 - $0.48 (+37%)
Year ended 1998 - $0.70 (+46%)
Year ended 1999 - $0.92 (+31%)
Year ended 2000 - $1.14 (+24%)]

* Note: excludes nonrecurring items

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Slide 18

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         Operational and Financial Profile Very Favorable

         -        Sales
                  -        Excellent new product pipeline
                  -        Recurring revenues one-third of total

         -        Operating Margin
                  -        Leveragable capacity in place
                  -        Productivity improvement

         -        Research and Development
                  -        Continued company priority
                  -        Advantage of critical mass

         -        Strong cash flow


Slide 19

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[Picture of flasks and test tubes]

         Summary

         - The leading global competitor in three segments of the analytical instrument industry representing $4.0 billion in annual revenues

         - Technology leader with excellent pipeline of high value-added products

         -        Rapidly growing life science opportunity

         -        Superior financial performance

         -        Strong cash flow